Date: October 17, 2008

China Wind Systems, Inc.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

Re: Purchase Agreement

Ladies and Gentlemen:

The undersigned (the “Purchaser”) hereby agrees to purchase from China Wind Systems, Inc. (the “Company”), and the Company agrees to sell to Purchaser the Company’s 17.4% promissory note (the “Note”) in the principal amount of $575,000 for a purchase price (the “Purchase Price”) of $575,000.

1. The payment of the Purchase Price for the Note shall be made by wire transfer to the Company in accordance with the wire transfer instructions (the “Wire Transfer Instructions” set forth in Exhibit A-1 to this Agreement, and the Company will deliver the Note to Purchaser on the date that such wire transfer is made (“Closing Date”). The Note shall be in substantially the form of Exhibit B to this Agreement.

2. It shall be a condition to the sale by the Company of the Note that Purchaser shall cause to be exercised certain common stock purchase warrants held by Eos Holdings having a total exercise price of not less than $175,000. Payment of the exercise price shall be made by wire transfer of the exercise price of the warrants in accordance with the Wire Transfer Instructions set forth in Exhibit A-2 to this Agreement.

3. Payment of the Company’s obligations under the Note shall be secured by a pledge of and conversion right with respect to 959,000 shares (the “Pledged Shares”) of the Company’s common stock, par value $.001 per share (“Common Stock”) owned by Jianhua Wu, the Company’s chief executive officer and principal stockholder. As set forth in greater detail in the Pledge and Conversion Right Agreement, in the form of Exhibit C to this Agreement, in the event that the Company fails to pay principal and interest on the Note by the maturity date set forth in the Note, the Purchaser shall have the right to convert the principal amount of the Note and any accrued and unpaid interest into Pledged Shares. Upon such conversion, the Note, to the extent converted, shall be cancelled and the Company shall have no further obligations with respect to such principal amount.

4. The Company represents and warrants to the Purchaser that:

(a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and sell the Note pursuant to this Agreement. The execution, delivery and performance of this Agreement and the issuance of the Note have been duly authorized by the Company’s board of directors. This Agreement has been duly executed and delivered by the Company and constitutes, the valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium, usury or other laws of general application affecting the rights of creditors generally and subject to the exercise of judicial discretion as to the application of principles of equity, regardless of whether such principles are applied by a court of law or equity.

(b) The Pledged Shares have been duly authorized, validly issued, fully paid an non-assessable.

5. The Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)  The Purchaser understands that the offer and sale of the Note is being made only by means of this Agreement. The Purchaser understands that the Company has not authorized the use of, and the Purchaser confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed with the Securities and Exchange Commission (the “Commission”). The Purchaser is aware that the purchase of the Note involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of her entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company may need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business. Furthermore, in subscribing for the Note, the Purchaser acknowledges that it is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow in purchasing the Note.

(b)  The Purchaser represents to the Company that the Purchaser is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and she understands the meaning of the term “accredited investor.” The Purchaser further represents that the Purchaser has such knowledge and experience in financial and business matters as to enable the Purchaser to understand the nature and extent of the risks involved in purchasing the Note. The Purchaser is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Purchaser has engaged her own counsel and accountants to the extent that she deems it necessary.

(c) All of the information provided by the Purchaser in its Confidential Investor Questionnaire is true and correct in all material respects.

(d) The Purchaser is acquiring the Note pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for the Purchaser’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Note; is aware that the Note is a restricted security within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the Note and the certificates for the Pledged Shares shall bear the Company’s standard investment legend. The Purchaser understands the meaning of these restrictions.

(e) The Purchaser will not transfer the Note or any Pledged Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(f) The Purchaser understands that the Company may prepay, in whole or in part, the Note at any time prior to the Maturity Date, as defined in the Note, upon five (5) days’ oral or written notice to the Purchaser.

(g) The Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the Purchaser’s purchase of the Note pursuant to this Agreement. The Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser’s warranty contained in this Section 6(g).

(h) The Purchaser understands that it has no registration rights with respect to the Note or the Pledged Shares.

(i) The Purchaser represents and warrants that the address set forth on the signature page is its true and correct address, and understands that the Company will rely on this representation in making filings under state securities or blue sky laws.

6.  (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(b) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier, upon the date of receipt provided that receipt is acknowledge by the recipient. Notices shall be sent to the parties at their respective addresses set forth on the signature page of this Agreement. A copy of any notice to the Company shall be sent to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006, Attention Asher S. Levitsky P.C., telecopier: (212) 930-9725, e-mail: alevitsky@srff.com. Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

(c) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of New York in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section 6(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

(d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(f) The representations, warranties and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Note.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Very truly yours,

EOS HOLDINGS LLC

By:	/s/ Jon Carnes
Name: Jon Carnes
Title: Managing Member

The undersigned is an accredited investor pursuant to Item (i) of Exhibit D.

Address: 2560 Highvale Drive, Las Vegas, NV 89134
Telecopier Number: (917) 591-7787
e-mail:jcarnes@eosfunds.com
Social Security or Taxpayer ID No.:_______________________________
Accepted this      day of October, 2008

CHINA WIND SYSTEMS, INC.

By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer

The undersigned agrees to execute the Pledge and Conversion Right Agreement and to pledge the Pledged Shares pursuant thereto.

/s/ Jianhua Wu
Jianhua Wu

Exhibit A-1

Wire Transfer Instructions

For $500,000 of the Purchase Price of the Note

BANK NAME	Transportation Bank, Qianzhou Branch

NAME OF ACCOUNT:	WUXI FULAODE WIND EQUIPMENT CO., LTD.

BRANCH #	3220-0065-6018-0100-11019

ACCOUNT #	3202-0067-7980-2260

Exhibit A-2

Wire Transfer Instructions

For Warrant Exercise and $75,000 of the Purchase Price of the Note

WACHOVIA BANK, N.A.

BANK CUSTOMER SERVICE PHONE	(800) 669-4458 (Domestic)
(866) 815-5747 (International)

NAME OF ACCOUNT:	CHINA WIND SYSTEMS, INC.

ABA #	063 000 021

ACCOUNT #	2000035488527

FOR INTERNATIONAL WIRES ONLY

SWIFT CODE: PNBPUS33

A-1

Exhibit E

A Purchaser who meets any one of the following tests is an accredited investor:

(a) The Purchaser is an individual who has a net worth, or joint net worth with the Purchaser’s spouse, of at least $1,000,000.

(b) The Purchaser is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Purchaser’s spouse) for the past two years, and the Purchaser has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Purchaser’s spouse) for the current year.

(c) The Purchaser is an officer or director of the Company.

(d) The Purchaser is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e) The Purchaser is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f) The Purchaser is an insurance company as defined in section 2(13) of the Securities Act.

(g) The Purchaser is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h) The Purchaser is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i) The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j) The Purchaser is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k) The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l) The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

E-1

(m) The Purchaser is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual investor qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).

E-2